                                                           EXHIBIT 4.(ii)(a)(23)



                             THIRD MASTER AMENDMENT
                                       TO
                              COLLATERAL DOCUMENTS
                           dated as of April 22, 1996


                 This THIRD MASTER AMENDMENT TO COLLATERAL DOCUMENTS ("MASTER AMENDMENT") is made as of the 22nd day of April, 1996, among THE DELTA QUEEN STEAMBOAT CO. (formerly known as DQSC-2, Inc.), a Delaware corporation ("BORROWER"), AMERICAN CLASSIC VOYAGES CO. (formerly known as The Delta Queen Steamboat Co.), a Delaware corporation ("PARENT"), CRUISE AMERICA TRAVEL, INCORPORATED, a Delaware corporation ("CRUISE AMERICA"), GREAT RIVER TRANSPORTATION CO. (formerly known as Delta Queen Properties Corporation), a Delaware corporation ("DQ PROPERTIES"), GREAT RIVER CRUISE LINE, INC., a Delaware corporation ("GREAT RIVER"), GREAT OCEAN CRUISE LINE, INC., a Delaware corporation ("GREAT OCEAN", and collectively with Cruise America, DQ Properties and Great River, the "BORROWER SUBSIDIARIES"), BLACKLAND VISTAS, INC., an Illinois corporation ("BLACKLAND VISTAS"), and CHEMICAL BANK, a New York banking corporation, as agent (hereinafter in such capacity, the "AGENT") for itself and the Lenders as referred to and defined in the "Third Restatement" described below. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Third Restatement.


                              W I T N E S S E T H:

                 WHEREAS, pursuant to that certain Credit Agreement dated as of August 3, 1993, among Borrower, Parent, Agent and the financial institutions listed on the signature pages thereof and each other financial institution which from time to time becomes a party thereto in accordance with
Section 11.02(a) thereof (together with their respective successors and assigns, individually, a "LENDER" and, collectively, the "LENDERS") (the "ORIGINAL CREDIT AGREEMENT"), the Lenders agreed to make certain loans to Borrower;

                 WHEREAS, as a condition to the Lenders' and the Agent's willingness to enter into the Original Credit Agreement and the Lenders' willingness to make loans to Borrower under the Original Credit Agreement, the Lenders required Borrower, Parent, Borrower Subsidiaries, Great AQ Steamboat Co., a Delaware corporation (formerly known as Delta Queen Steamboat Development, Inc., "GREAT AQ"), Creative Endeavors, Inc., formerly a Louisiana corporation ("CREATIVE ENDEAVORS"), and Blackland Vistas to enter into certain Collateral Documents as security for the loans under the Original Credit Agreement, including specifically, but without limitation, the following agreements, each of which was amended by each of the "First Master Amendment" and the "Second Master Amendment" (except with respect to Great AQ, the security





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arrangements and guaranty obligations of which were terminated and released prior to the execution of the Second Master Amendment)(each such term as defined below):

         (i) those certain individual Security Agreements each dated as of August 3, 1993, executed by, respectively, the Borrower, the Parent, each of the Borrower Subsidiaries, Blackland Vistas (each of the foregoing Security Agreements, collectively, the "SECURITY AGREEMENTS"), Great AQ, and Creative Endeavors each in favor of the Agent for the benefit of the Agent and the Lenders and evidencing each respective entity's grant of a security interest in all of such entity's personal property;

         (ii) those certain two Stock Pledge Agreements each dated as of August 3, 1993, executed by, respectively, Borrower (the "BORROWER PLEDGE AGREEMENT") and the Parent (the "PARENT PLEDGE AGREEMENT," and together with the Borrower Pledge Agreement, collectively, the "PLEDGE AGREEMENTS") in favor of the Agent for the benefit of the Agent and the Lenders evidencing the respective pledge of a 100% interest in the capital stock of certain companies;

         (iii) that certain Guaranty dated as of August 3, 1993, executed by the Parent, each of the Borrower Subsidiaries, Great AQ, Creative Endeavors, and Blackland Vistas (collectively, the "ORIGINAL GUARANTORS") in favor of the Agent for the benefit of the Agent and the Lenders evidencing the continual and unconditional guarantee by such entities of the Obligations of the Borrower;

         (iv) those certain two Trademark Collateral Assignments each dated as of August 3, 1993, executed by, respectively, the Borrower and DQ Properties (collectively the "TRADEMARK ASSIGNMENTS") in favor of the Agent for the benefit of the Agent and the Lenders evidencing the collateral assignment of all of each respective entities' trademarks and trademark license agreements; and

         (v) that certain Contribution Agreement dated as of August 3, 1993, executed by each of the Original Guarantors (the "CONTRIBUTION AGREEMENT");

                 WHEREAS, the Borrower, the Parent, the Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of March 31, 1995, as amended by (a) Amendment Number 1 dated as of March 31, 1995, (b) Amendment Number 2 dated as of July 17, 1995, and (c) Amendment Number 3 ("AMENDMENT NO. 3") dated as of August 24, 1995 (as so amended, the "FIRST RESTATEMENT");
                 WHEREAS, as a condition to the Lenders' and the Agent's willingness to enter into the First Restatement and the Lenders' willingness to make loans to Borrower thereunder, the Lenders required Borrower, Parent, each of the Borrower Subsidiaries, Great AQ, Creative Endeavors, Blackland Vistas, and AMCV Development Corporation, formerly a Delaware corporation

(collectively, the "DQ CORPORATIONS") to enter into that certain Master Amendment to Collateral Documents dated as of March 31, 1995 (the "FIRST MASTER AMENDMENT");

                 WHEREAS, pursuant to the First Master Amendment, Parent's new subsidiary, AMCV, joined in the Guaranty and the Contribution Agreement and executed that certain Security Agreement dated March 31, 1995 and Parent pledged 100% of the outstanding capital stock of AMCV by amending the Parent Pledge Agreement;

                 WHEREAS, in connection with the "MARAD Financing" (as such term is defined in Amendment No. 3) the proceeds of which, in part, were used to repay the Lenders, (a) the Lenders released their liens against the assets of Great AQ, including without limitation the American Queen, (b) the Lenders permitted Great AQ to terminate its obligations under the Guaranty, and (c) the Lenders permitted the Agent to release the stock of Great AQ pledged by Borrower (the DQ Corporations excluding Great AQ, AMCV and Creative Endeavors shall hereinafter be referred to as the "DQ ENTITIES");

                 WHEREAS, the Borrower, the Parent, the Lenders and the Agent entered into that certain Second Amended and Restated Credit Agreement dated as of August 31, 1995 (the "SECOND RESTATEMENT") providing for the amendment and restatement of the First Restatement;

                 WHEREAS, as a condition to the Lenders' and the Agent's willingness to enter into the Second Restatement and the Lenders' willingness to make loans to Borrower thereunder, the Lenders required the DQ Entities, AMCV, and Creative Endeavors to enter into that certain Second Master Amendment to Collateral Documents dated as of August 31, 1995 (the "SECOND MASTER AMENDMENT");

                 WHEREAS, as of January 1, 1996, AMCV merged with and into Parent, with Parent being the surviving entity; and Creative Endeavors merged with and into Great AQ, with Great AQ being the surviving entity;

                 WHEREAS, the Borrower, the Parent, the Lenders and the Agent have entered into that certain Third Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "THIRD RESTATEMENT") providing for the amendment and restatement of the Second Restatement;

                 WHEREAS, each of the DQ Entities will derive both direct and indirect benefits from the loans made pursuant to the Third Restatement;

                 WHEREAS, it is a condition precedent to making the loans, advances and other financial accommodations by the Lenders under the Third Restatement that the Parent and the DQ Entities enter into this Master Amendment to acknowledge and agree that the Collateral Documents and the liens and security interests granted thereunder secure the Obligations of Borrower under the Third Restatement; and

                 NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

                 1. AMENDMENTS TO COLLATERAL DOCUMENTS. EACH OF THE DQ ENTITIES HEREBY AGREES THAT THE OBLIGATIONS UNDER THE THIRD RESTATEMENT ARE SECURED BY THE COLLATERAL DOCUMENTS, INCLUDING WITHOUT LIMITATION THE SECURITY AGREEMENTS, THE GUARANTY, THE PLEDGE AGREEMENTS AND THE TRADEMARK ASSIGNMENTS. ALL REFERENCES THEREIN TO "OBLIGATIONS" UNDER THE ORIGINAL CREDIT AGREEMENT, THE FIRST RESTATEMENT OR THE SECOND RESTATEMENT SHALL BE DEEMED TO INCLUDE THE "OBLIGATIONS" OF THE BORROWER PURSUANT TO THE THIRD RESTATEMENT. ALL REFERENCES TO THE "CREDIT AGREEMENT" SHALL BE DEEMED TO REFER TO THE THIRD RESTATEMENT.

                 2. REAFFIRMATION. EACH OF THE PARENT, CRUISE AMERICA, DQ PROPERTIES, GREAT RIVER, GREAT OCEAN AND BLACKLAND VISTAS (COLLECTIVELY, THE "DQ GUARANTORS") HEREBY CONSENTS TO THE TERMS AND CONDITIONS OF THE THIRD RESTATEMENT AND REAFFIRMS ITS GUARANTEE OF THE OBLIGATIONS PURSUANT TO THE GUARANTY, WHICH GUARANTY REMAINS IN FULL FORCE AND EFFECT. EACH OF THE DQ GUARANTORS ACKNOWLEDGES AND REPRESENTS THAT IT HAS RECEIVED AND REVIEWED A COPY OF THE THIRD RESTATEMENT AND ACKNOWLEDGES AND AGREES THAT THE LOAN DOCUMENTS REMAIN IN FULL FORCE AND EFFECT AS MODIFIED HEREBY AND ARE HEREBY RATIFIED AND CONFIRMED. THE EXECUTION OF THIS MASTER AMENDMENT SHALL NOT OPERATE AS A WAIVER OF ANY RIGHT, POWER OR REMEDY OF THE AGENT OR ANY LENDER, NOR CONSTITUTE A WAIVER OF ANY PROVISION OF THE LOAN DOCUMENTS.

                 3. SUCCESSORS AND ASSIGNS. THIS MASTER AMENDMENT SHALL BE BINDING UPON EACH OF THE PARENT AND THE DQ ENTITIES AND UPON THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND SHALL INURE TO THE BENEFIT OF THE LENDERS AND THE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS; ALL REFERENCES HEREIN TO "DQ ENTITIES" SHALL BE DEEMED TO INCLUDE THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE SUCCESSORS AND ASSIGNS OF SUCH ENTITIES SHALL INCLUDE, WITHOUT LIMITATION, THEIR RESPECTIVE RECEIVERS, TRUSTEES OR DEBTORS-IN-POSSESSION; PROVIDED, HOWEVER, THAT NONE OF SUCH ENTITIES SHALL VOLUNTARILY ASSIGN OR TRANSFER ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE AGENT'S PRIOR WRITTEN CONSENT.

                 4. FURTHER ASSURANCES. EACH OF THE DQ ENTITIES HEREBY AGREES FROM TIME TO TIME, AS AND WHEN REQUESTED BY THE AGENT, TO EXECUTE AND DELIVER OR CAUSE TO BE EXECUTED AND DELIVERED, ALL SUCH DOCUMENTS, INSTRUMENTS AND AGREEMENTS AND TO TAKE OR CAUSE TO BE TAKEN SUCH FURTHER OR OTHER ACTION AS THE AGENT MAY DEEM NECESSARY OR DESIRABLE IN ORDER TO CARRY OUT THE

INTENT AND PURPOSES OF THIS MASTER AMENDMENT AND THE LOAN DOCUMENTS.

                  5.      DEFINITIONS.     ALL REFERENCES TO THE SINGULAR SHALL
BE DEEMED TO INCLUDE THE PLURAL AND VICE VERSA WHERE THE CONTEXT SO REQUIRES.

                  6.      Governing Law.   The Agent hereby accepts this Master
Amendment, on behalf of itself as the Agent and as a Lender, and the other Lenders, at New York, New York, by acknowledging and agreeing to it there. Any dispute among the Agent, any of the Lenders and any of the DQ Corporations arising out of or related to the relationship established among them in connection with this Master Amendment as it amends the Guaranty, the Contribution Agreement, the Pledge Agreements and the Trademark Assignments and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws, and not the conflicts of law provisions, of the State of New York. Any dispute among the Agent, any of the Lenders and any of the DQ Entities arising out of or related to the relationship established among them in connection with this Master Amendment as it amends the Security Agreements and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws, and not the conflicts of law provisions, of the State of Louisiana.

                  7.      CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY
TRIAL.

                 (A)  EXCLUSIVE JURISDICTION.  EXCEPT AS PROVIDED IN SUBSECTION
(B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SUCH JURISDICTION. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                 (B) OTHER JURISDICTIONS. EACH OF THE DQ ENTITIES AGREES THAT THE AGENT OR ANY LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH OF THE DQ ENTITIES OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO
(1) OBTAIN PERSONAL JURISDICTION OVER ANY OF THE DQ ENTITIES OR (2) REALIZE ON THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, THE REAL PROPERTY COLLATERAL) OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF





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SUCH PERSON.  EACH OF THE DQ ENTITIES AGREES THAT IT WILL NOT ASSERT ANY
PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, THE REAL PROPERTY COLLATERAL) OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH OF THE DQ ENTITIES WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION.

                 (C) SERVICE OF PROCESS. EACH OF THE DQ ENTITIES WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND, AS ADDITIONAL SECURITY FOR THE OBLIGATIONS, IRREVOCABLY APPOINTS THE PRENTICE HALL CORPORATION SYSTEM, INC., SUCH DQ ENTITIES' REGISTERED AGENT, WHOSE ADDRESS IS 500 CENTRAL AVENUE, ALBANY, NEW YORK 12206, AS SUCH DQ ENTITIES' AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. EACH OF THE DQ ENTITIES IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

                 (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                 (E) WAIVER OF BOND. EACH OF THE DQ ENTITIES WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, THE REAL PROPERTY COLLATERAL) OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

                8. ADVICE OF COUNSEL. EACH OF THE PARENT AND THE DQ ENTITIES REPRESENTS AND WARRANTS TO THE AGENT AND THE LENDERS THAT IT HAS DISCUSSED THIS MASTER AMENDMENT WITH ITS LAWYERS.





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                9.        NOTICES.  EACH OF THE DQ ENTITIES (OTHER THAN
BORROWER) APPOINTS BORROWER AS ITS AGENT TO RECEIVE NOTICES AND OTHER COMMUNICATIONS UNDER THIS MASTER AMENDMENT. ANY SUCH NOTICE OR COMMUNICATION RECEIVED BY BORROWER UNDER THIS MASTER AMENDMENT SHALL BE DEEMED TO HAVE BEEN RECEIVED BY EACH DQ ENTITY. ALL SUCH NOTICES TO BORROWER SHALL BE GIVEN IN THE MANNER AND TO THE ADDRESSES SET FORTH IN THE THIRD RESTATEMENT.

                10. SEVERABILITY. WHEREVER POSSIBLE, EACH PROVISION OF THIS MASTER AMENDMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS MASTER AMENDMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS MASTER AMENDMENT.

                11. COLLATERAL. EACH OF THE DQ ENTITIES HEREBY ACKNOWLEDGES AND AGREES THAT ITS OBLIGATIONS UNDER THIS MASTER AMENDMENT ARE SECURED UNDER AND PURSUANT TO THE TERMS AND PROVISIONS OF EACH OF THE COLLATERAL DOCUMENTS TO WHICH IT IS A PARTY.

                12. MERGER. THIS MASTER AMENDMENT REPRESENTS THE FINAL AGREEMENT OF EACH OF THE DQ ENTITIES AND THE AGENT WITH RESPECT TO THE MATTERS CONTAINED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS AGREEMENTS, OR PRIOR OR SUBSEQUENT ORAL AGREEMENTS, AMONG ANY OF THE DQ ENTITIES AND THE AGENT OR ANY LENDER.

                13. EXECUTION IN COUNTERPARTS. THIS MASTER AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.

                14. DEFINITIONS. THE SINGULAR SHALL INCLUDE THE PLURAL AND VICE VERSA AND ANY GENDER SHALL INCLUDE ANY OTHER GENDER AS THE CONTEXT MAY REQUIRE.

                15. SECTION HEADINGS. THE SECTION HEADINGS HEREIN ARE FOR CONVENIENCE OF REFERENCE ONLY, AND SHALL NOT AFFECT IN ANY WAY THE INTERPRETATION OF ANY OF THE PROVISIONS HEREOF.

                16. NO STRICT CONSTRUCTION. THE PARTIES HERETO HAVE PARTICIPATED JOINTLY IN THE NEGOTIATION AND DRAFTING OF THIS MASTER AMENDMENT. IN THE EVENT AN AMBIGUITY OR QUESTION OF

INTENT OR INTERPRETATION ARISES, THIS MASTER AMENDMENT SHALL BE CONSTRUED AS IF DRAFTED JOINTLY BY THE PARTIES HERETO AND NO PRESUMPTION OR BURDEN OF PROOF SHALL ARISE FAVORING OR DISFAVORING ANY PARTY HERETO BY VIRTUE OF THE AUTHORSHIP OF ANY PROVISIONS OF THIS MASTER AMENDMENT.

                 IN WITNESS WHEREOF, this Master Amendment has been duly executed by each of the undersigned as of the day and year first set forth above.

                                                THE DELTA QUEEN STEAMBOAT CO.
                                                (formerly known as DQSC-2, Inc.)


                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------


                                                AMERICAN CLASSIC VOYAGES CO.
                                                (formerly known as The Delta
                                                Queen Steamboat Co.)


                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Senior Vice President
                                                       ------------------------


                                                CRUISE AMERICA TRAVEL,
                                                INCORPORATED

                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------


                                                GREAT RIVER CRUISE LINE, INC.


                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------


                                                GREAT OCEAN CRUISE LINE, INC.


                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------

                                                  GREAT RIVER TRANSPORTATION CO.
                                                  (formerly known as Delta Queen
                                                  Properties Corporation)



                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------


                                                  BLACKLAND VISTAS, INC.



                                                By:  /s/ JORDAN B. ALLEN
                                                     --------------------------
                                                Name:  Jordan B. Allen
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------


                                                  CHEMICAL BANK, as Agent



                                                  By:  /s/ LISA B. BENITEZ
                                                       ------------------------
                                                  Name:  Lisa B. Benitez
                                                         ----------------------
                                                  Title: Vice President
                                                         ----------------------





                                     S-2